UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2022

Twin Vee Powercats Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40623	27-1417610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 S. US-1
Ft. Pierce, Florida 34982

 (Address of principal executive offices)

(772) 429-2525

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	VEEE	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2022, the Compensation Committee of the Board of Directors (the “Board”) of Twin Vee PowerCats Co. (the “Company”), in an effort to better align the Company’s Chief Executive Officer’s bonus compensation with that of other chief executive officers of similarly situated public companies, approved an amendment, to the Company’s employment agreement with Mr. Visconti to increase his bonus percentage from 100% to 120% of his then-Base Salary. A copy of the amendment to Mr. Visconti’s employment agreement is attached hereto as Exhibits 10.1 and is incorporated herein by reference.

Also on October 20, 2022, the Compensation Committee, awarded (i) Mr. Visconti an option to purchase 250,000 shares of common stock, vesting monthly over three years and (ii) the following equity compensation to the non-executive members of the Board and its Committees: Neil Ross and James Melvin were each awarded an option to purchase 5,500 shares of common stock, and Bard Rockenbach was awarded an option to purchase 4,583 shares of common stock effective as of November 4, 2022.

The shares of common stock underlying the option awards vest as pro rata monthly over 9 months for Messrs. Ross and Melvin and over 12 months for Mr. Rockenbach, subject to the director’s continuous service to the Company on each applicable vesting date. Each option is exercisable for a period of ten years from the date of grant and has an exercise price of $2.01 per share, the closing price of the Company’s common stock on the Nasdaq Capital Market on the date of the grant.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Amendment to Employment Agreement between Twin Vee PowerCats Co. and Joseph Visconti, effective as of October 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2022	TWIN VEE POWERCATS CO. (Registrant)

	By:	/s/ Joseph Visconti
	Name:	Joseph Visconti
	Title:	Chief Executive Officer and President

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